UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2026
Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1295 West Washington Street, Suite 115
Tempe,	AZ	85288
(Address of principal executive offices)		(Zip Code)
(480) 618-6760
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Series K Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $9.00 per warrant	OPENW	The Nasdaq Stock Market LLC
Series A Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $13.00 per warrant	OPENL	The Nasdaq Stock Market LLC
Series Z Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $17.00 per warrant	OPENZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition
On February 19, 2026, Opendoor Technologies Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
On February 19, 2026, the Company posted an earnings supplement (the “Supplement”) and supplemental macroeconomic charts (the “Supplemental Macro Charts”) in the “Investor Relations” portion of its website at investor.opendoor.com. A copy of the Supplement and the Supplemental Macro Charts is attached to this Current Report on Form 8-K as Exhibit 99.2 and 99.3, respectively.
The information contained in Items 2.02 and 7.01 of this Current Report (including Exhibits 99.1, 99.2, and 99.3 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Opendoor Technologies Inc. on February 19, 2026
99.2	Financial Supplement issued by Opendoor Technologies Inc. on February 19, 2026
99.3	Supplemental Macro Charts issued by Opendoor Technologies Inc. on February 19, 2026
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: February 19, 2026	By:	/s/ Christy Schwartz
	Name:	Christy Schwartz
	Title:	Chief Financial Officer
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